UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2025
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On August 7, 2025, Post Holdings, Inc. (the “Company”) issued a press release announcing results for its third fiscal quarter ended June 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2025, Mr. Jeff A. Zadoks advised the Company of his intent to retire from his position as Executive Vice President and Chief Operating Officer of the Company, effective January 2, 2026. In connection with Mr. Zadoks’s retirement, on August 5, 2025, the Board of Directors of the Company appointed Mr. Nicolas Catoggio to serve as Executive Vice President and Chief Operating Officer of the Company, effective at the time of Mr. Zadoks’s retirement, in addition to his current role as President and Chief Executive Officer of Post Consumer Brands.
Mr. Catoggio, age 51, has served as President and Chief Executive Officer of Post Consumer Brands since September 2021. Mr. Catoggio has over twenty years of experience in the consumer goods industry. From 2007 to September 2021, he served in various roles at Boston Consulting Group (“BCG”), a privately owned global management consulting firm, advising clients in the consumer goods industry, most recently as managing director and senior partner from June 2021 to September 2021, and previously as managing director and partner from 2007 to May 2021. Before joining BCG, Mr. Catoggio served in various roles for eight years at Unilever PLC, a publicly-traded global consumer goods company, mainly in new business development, corporate strategy and finance.
There are no family relationships between Mr. Catoggio and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. There was no arrangement or understanding between Mr. Catoggio and any other person pursuant to which Mr. Catoggio was selected as the Company’s Executive Vice President and Chief Operating Officer, and there have not been any related party transactions involving Mr. Catoggio requiring disclosure pursuant to Item 404(a) of Regulation S-K.
Item 7.01.    Regulation FD Disclosure.
In a press release dated August 7, 2025, a copy of which is attached hereto as Exhibit 99.2 and which is incorporated herein by reference, the Company announced the organizational changes described in Item 5.02 of this report.
The information contained in Items 2.02 and 7.01 herein and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated August 7, 2025
99.2	Press Release dated August 7, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2025	Post Holdings, Inc.
(Registrant)

	By:	/s/ Matthew J. Mainer
	Name:	Matthew J. Mainer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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